UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

CHINA HEALTH INDUSTRIES HOLDINGS, INC.
(Exact name of Company as specified in charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

168 Binbei Street, Songbei District, Harbin City
Heilongjiang Province, People’s Republic of China 150028
(Address of principal executive offices) (Zip Code)

Company’s telephone number, including area code: 86-451-88100688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e -4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

     On January 16, 2015, China Health Industries Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”) dismissed KCCW Accountancy Corp. (“KCCW”) as the Company’s independent registered public accounting firm. The decision to dismiss KCCW was approved by the Company’s sole director.

     The principal accountant’s reports of KCCW on the financial statements of the Company as of and for the fiscal years ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company’s two most recent fiscal years and the subsequent interim period through January 16, 2015, there were no disagreements with KCCW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to KCCW’s satisfaction would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through January 16, 2015, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided KCCW with a copy of the foregoing disclosure and requested KCCW to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 22, 2015, furnished by KCCW, is filed as Exhibit 16.1 to this Form 8-K.

     On January 16, 2015, the Company’s sole director approved the engagement of CANUSWA ACCOUNTING & TAX SERVICES INC. (“CANUSWA”) as the Company’s new independent registered public accounting firm.

     During the Company’s two most recent fiscal years and the subsequent interim period through January 16, 2015, neither the Company nor anyone on its behalf consulted with CANUSWA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that CANUSWA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from KCCW dated January 22, 2015

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2015

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

By:	/s/ Xin Sun
Name:	Xin Sun
Title:	Chief Executive Officer and Chief Financial Officer